Exhibit 99.906 CERT

Certification Under Section 906

Of the Sarbanes-Oxley Act Of 2002

Phillip J. de Cristo, President and Chief Executive Officer (Principal Executive Officer) of MGI Funds (the “Registrant”), certifies to the best of his knowledge that:

1.              The Registrant’s periodic report on Form N-CSR for the period ended September 30, 2008 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.              The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Phillip J. de Cristo
Phillip J. de Cristo
President and Chief Executive Officer
(Principal Executive Officer)
MGI Funds

Date: 11/25/08

This certification is being furnished to the Securities and Exchange Commission solely pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C Section 1350 and is not being filed as part of the Form N-CSR with the Commission.

Certification Under Section 906

Of the Sarbanes-Oxley Act Of 2002

Richard S. Joseph, Vice President, Treasurer and Principal Accounting Officer (Principal Financial Officer) of MGI Funds (the “Registrant”), certifies to the best of his knowledge that:

1.              The Registrant’s periodic report on Form N-CSR for the period ended September 30, 2008 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.              The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Richard S. Joseph
Richard S. Joseph
Vice President, Treasurer and Principal Accounting Officer
(Principal Financial Officer)
MGI Funds

Date: 11/25/08

This certification is being furnished to the Securities and Exchange Commission solely pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C Section 1350 and is not being filed as part of the Form N-CSR with the Commission.